Exhibit 10.1

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                             AMENDED AND RESTATED
                          ORIGINATION TRUST AGREEMENT



                                 BY AND AMONG

                              RAVEN FUNDING LLC,
                             AS SUCCESSOR SETTLOR
                           AND INITIAL BENEFICIARY,

                     PHH VEHICLE MANAGEMENT SERVICES LLC,
                        AS EXISTING SETTLOR AND INITIAL
                    BENEFICIARY AND SUCCESSOR UTI TRUSTEE,



                                      AND

                 WILMINGTON TRUST COMPANY, AS DELAWARE TRUSTEE

                CREATING A DELAWARE BUSINESS TRUST TO BE KNOWN
                         AS THE "D.L. PETERSON TRUST"


                           DATED AS OF JUNE 30, 1999




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                               TABLE OF CONTENTS

                                                                          Page



PART I
     CREATION OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . . .    2

     Section 1.1.  Creation of Trust  . . . . . . . . . . . . . . . . . .    2

PART II

     TRUST ASSETS   . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

     Section 2.1.  Trust Assets   . . . . . . . . . . . . . . . . . . . .    2

PART III

     ACCEPTANCE BY TRUSTEES   . . . . . . . . . . . . . . . . . . . . . .    3

     Section 3.1.  Acceptance by Trustees   . . . . . . . . . . . . . . .    3

PART IV

     BENEFICIAL INTERESTS IN TRUST  . . . . . . . . . . . . . . . . . . .    4

     Section 4.1.  Undivided Trust Interest   . . . . . . . . . . . . . .    4
     Section 4.2.  Special Units of Beneficial Interest   . . . . . . . .    5
     Section 4.3.  [Intentionally Left Blank.]  . . . . . . . . . . . . .    7
     Section 4.4.  Form of Certificate: Registration of Certificates  . .    7
     Section 4.5.  Mutilated, Destroyed, Lost or Stolen Certificates  . .    8
     Section 4.6.  Retitling of Trust Vehicles  . . . . . . . . . . . . .    9

PART V

     DUTIES AND POWERS OF TRUST AND TRUSTEES; TRUSTEE LIABILITY   . . . .    9

     Section 5.1.  Duties and Powers of Trustees; Limitations on Trust
                     Activity   . . . . . . . . . . . . . . . . . . . . .    9
     Section 5.2.  Duty of Care   . . . . . . . . . . . . . . . . . . . .   11
     Section 5.3.  Certain Matters Affecting the Trustees   . . . . . . .   12
     Section 5.4.  Trustees Not Liable for Certificates, Leases or Fleet
                     Receivables  . . . . . . . . . . . . . . . . . . . .   14
     Section 5.5.  Indemnity of Trustees and Trust Agents   . . . . . . .   15
     Section 5.6.  Trustee's Right Not to Act   . . . . . . . . . . . . .   16
     Section 5.7.  Doing Business in Other Jurisdictions  . . . . . . . .   16
     Section 5.8.  No Election to be a Corporation  . . . . . . . . . . .   17


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PART VI

     APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEES  . . . . . . . . .   17

     Section 6.1.  Appointment of Trustees  . . . . . . . . . . . . . . .   17
     Section 6.2.  Qualification of Trustee   . . . . . . . . . . . . . .   17
     Section 6.3.  Resignation or Removal of Trustee  . . . . . . . . . .   17
     Section 6.4.  Successor Trustee  . . . . . . . . . . . . . . . . . .   18
     Section 6.5.  Merger or Consolidation of Trustees  . . . . . . . . .   18
     Section 6.6.  Appointment of Co-Trustee, Separate Trustee, or
                     Nominee  . . . . . . . . . . . . . . . . . . . . . .   19
     Section 6.7.  Representations and Warranties of Trustees   . . . . .   20
     Section 6.8.  Trustee's Fees and Expenses  . . . . . . . . . . . . .   22
     Section 6.9.  No Petition  . . . . . . . . . . . . . . . . . . . . .   23
     Section 6.10. Place of Business  . . . . . . . . . . . . . . . . . .   23

PART VII

     ACCOUNTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

     Section 7.1.  Accounts; Expenses   . . . . . . . . . . . . . . . . .   23

PART VIII

     TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

     Section 8.1.  Termination of the Trust   . . . . . . . . . . . . . .   24

PART IX

     MISCELLANEOUS PROVISIONS   . . . . . . . . . . . . . . . . . . . . .   25

     Section 9.1.  Amendment  . . . . . . . . . . . . . . . . . . . . . .   25
     Section 9.2.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . .   25
     Section 9.3.  Notices  . . . . . . . . . . . . . . . . . . . . . . .   25
     Section 9.4.  Severability of Provisions   . . . . . . . . . . . . .   26
     Section 9.5.  Construction   . . . . . . . . . . . . . . . . . . . .   26
     Section 9.6.  Separate Entity  . . . . . . . . . . . . . . . . . . .   26
     Section 9.7.  No Market in Beneficial Interests  . . . . . . . . . .   28


EXHIBITS:

EXHIBIT A Definitions
EXHIBIT B Form of Undivided Trust Interest Certificate
EXHIBIT C Form of Certificate of Trust





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               AMENDED AND RESTATED ORIGINATION TRUST AGREEMENT

          AMENDED AND RESTATED ORIGINATION TRUST AGREEMENT, dated as of JUNE 30, 1999 (as it may be modified, supplemented or amended from time to time in accordance with its term, this "Agreement"), among Raven Funding LLC, a Delaware limited liability company ("SPV"), as successor settlor and initial beneficiary (the "Settlor" and the "Initial Beneficiary"), PHH VEHICLE MANAGEMENT SERVICES LLC, a Delaware limited liability company ("VMS"), as the existing settlor and initial beneficiary and the successor UTI Trustee, and WILMINGTON TRUST COMPANY, a Delaware banking association (the "Delaware Trustee"). Certain capitalized terms used herein are defined in Exhibit A.

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, VMS and Allfirst Bank (formerly The First National Bank of Maryland ("Allfirst")) entered into an Amended and Restated Trust Agreement (the "Original Trust Agreement") dated as of December 17, 1998 pursuant to which a Maryland common law trust known as the "D.L. Peterson Trust" (the "Original Trust") was governed and continued;

          WHEREAS, the Original Trust previously issued a Series 1998-A Special Beneficial Certificate, a Series 1998-B Special Beneficial Certificate and a Series 1998-C Special Beneficial Certificate, each certificate representing an exclusive undivided interest in specific assets of the Original Trust (the "Existing Special Beneficial Certificates"), and a certificate representing the assets of the Original Trust not allocated to the Existing Special Beneficial Certificates (the "Exchangeable Beneficial Certificate", together with the Existing Special Beneficial Certificate, the "Existing Interests");

          WHEREAS, pursuant to an Asset Sale Agreement, dated as of the date hereof, between VMS and SPV, SPV purchased the Existing Interests from VMS;

          WHEREAS, pursuant to the Agreement, dated as of the date hereof, among VMS, SPV, Allfirst and Wilmington Trust Company, Wilmington Trust Company succeeded Allfirst as trustee of the Original Trust; and

          WHEREAS, each party hereto wishes to amend and restate the terms of the Original Trust and extinguish the Existing Interests and provide for the Original Trust to become a business trust pursuant to the Business Trust Statute (as defined below) by its execution and delivery of this Agreement and to make certain other modifications to the Original Trust;

          NOW, THEREFORE, IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

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                                    PART I

                               CREATION OF TRUST

          Section 1.1. Creation of Trust. It is the intention of the parties to amend and restate the terms of the Original Trust under Delaware law and form a business trust pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq. (the "Business Trust Statute"), and that this Agreement constitutes the governing instrument of such business trust to be known as "D.L. PETERSON TRUST" (the "Trust"). The Original Trust was formed pursuant to the Original Trust Agreement. Beneficial interests in all of the assets (the "Existing Trust Assets") of the Original Trust are represented by the Existing Interests. The Settlor hereby delivers to the UTI Trustee the Existing Interests in exchange for the UTI Certificate and directs that the Existing Trust Assets allocated to such Existing Interests be reallocated to the UTI. The Existing Interests are hereby extinguished. The UTI Trustee shall continue to hold the Existing Trust Assets with such other Trust Assets as the Trust may from time to time acquire, for the benefit of the holders of the Certificates under the terms provided herein. The Delaware Trustee is hereby authorized to file a certificate of trust under the Business Trust Statute. The purpose of the Trust is to act as the agent and nominee of the Certificateholders.


                                    PART II

                                 TRUST ASSETS

          Section 2.1. Trust Assets. Pursuant to this Agreement and the Servicing Agreement, the Trust shall hold and acquire from the Initial Beneficiary from time to time the following assets as contemplated by this Agreement and the Servicing Agreement: (a) cash; (b) lease contracts (such lease contracts, the "Leases") of Vehicles, and all security therefore; (c) Vehicles that are or were subject to a Lease (the "Leased Vehicles") and all proceeds thereof, including the residual values of the Leased Vehicles to be realized through the exercise by lessees of purchase options under the Leases, the proceeds of sale of the Leased Vehicles to third parties and payments received from any other Person, either directly or through a Servicer, with respect to the Leased Vehicles; (d) Vehicles acquired at the request of lessees under Leases ("Paid-In-Advance Vehicles" and, together with the Leased Vehicles, "Trust Vehicles"), and all proceeds thereof, including the proceeds of sale of the Paid-In-Advance Vehicles and payments received from the related lessees or any other Persons, either directly or through the Servicer, with respect to such Paid-In-Advance Vehicles; (e) each certificate of title or other evidence of ownership of a Trust Vehicle issued by the Registrar of Titles (as defined below) in the respective jurisdiction

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in which such Trust Vehicle is registered (each a "Certificate of Title"), which Certificate of Title shall reflect as the owner of such Trust Vehicle "D.L. Peterson Trust", the name of any Trustee or such other similar designation as may be acceptable to any applicable department, agency or official in each state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon (each a "Registrar of Titles"); (f) all of the lessor's rights (but not its obligations) and all of the Trust's rights, in each case with respect to any Lease or Trust Vehicle; (g) any insurance policy and rights thereunder or proceeds therefrom, including, without limitation, any policy of comprehensive, collision, public liability, physical damage or personal liability insurance, maintained by the Initial Beneficiary or any Affiliate of the Initial Beneficiary, the Servicer under the Servicing Agreement, any Obligor under any Lease or any Affiliate of any such Obligor to the extent that any such policy covers or applies to any Lease or Trust Vehicle (collectively, "Insurance Policies"); (h) receivables (the "Fleet Receivables") generated by VMS from Obligors under fleet maintenance contracts, fleet management contracts, fuel card contracts and any other service contracts the fees for which are or would be billed together with a Lease if the Obligor is a party to a Lease (collectively, "Fleet Service Contracts") and all proceeds thereof, which Fleet Receivables are acquired by the Initial Beneficiary from time to time pursuant to the terms of the Receivables Purchase Agreement dated as of June 30, 1999 between VMS and the Initial Beneficiary (as amended, modified or supplemented from time to time, the "Receivables Purchase Agreement"); (i) all of the Initial Beneficiary's rights (but not its obligations) under the Receivables Purchase Agreement, the Contribution Agreement and the Asset Sale Agreement; and (j) all proceeds of any of the foregoing. The foregoing assets, together with the Trust's rights under the Receivables Purchase Agreement and the Contribution Agreement, and all proceeds of the same, are collectively referred to herein as the "Trust Assets".


                                   PART III

                            ACCEPTANCE BY TRUSTEES

          Section 3.1. Acceptance by Trustees. (a) The UTI Trustee shall have the rights, powers and duties with respect to the UTI set forth herein. The UTI Trustee does hereby accept such appointment and agrees to act as a trustee of the Trust for the benefit of the Initial Beneficiary and such other Persons as may become holders of all or a part of the UTI, subject to the terms and conditions of this Agreement.

          (b) The Delaware Trustee shall have only such rights, powers and duties as are specifically and expressly required by the Business Trust

Statute and this Agreement. The Delaware Trustee hereby accepts such appointment.

          (c) Any SUBI Trustee shall have the rights, powers and duties set forth herein with respect to the applicable SUBI. Any SUBI Trustee shall accept such appointment and agree to act as a trustee of the Trust for the benefit of the holders of all or part of the applicable SUBI, subject to the terms and conditions of this Agreement, by execution of a counterpart to this Agreement or other agreement acceptable to the UTI Trustee.


                                    PART IV

                         BENEFICIAL INTERESTS IN TRUST

          Section 4.1. Undivided Trust Interest. (a) The Initial Beneficiary shall hold an exclusive, undivided beneficial interest (the "Undivided Trust Interest" or the "UTI") in all assets of the Trust (the "UTI Assets"), other than those identified Trust Assets that are from time to time allocated by the Trust, upon the written direction of the Initial Beneficiary and otherwise in accordance with Section 4.2 hereof, into one or more separate portfolios of Trust Assets (together with any other Trust Asset allocated to or earned by any such portfolio(s), and any proceeds thereof, collectively, "SUBI Assets"). Except as otherwise provided for herein, all collections and amounts received with respect to the Undivided Trust Interest shall be distributed or retained by the UTI Trustee, as directed in writing from time to time by the Initial Beneficiary. Any assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest (i) give to the Trust a non-petition covenant substantially similar to that set forth in Section 6.9, (ii) execute an agreement between or among itself and each assignee or pledgee from time to time of any SUBI or SUBI Certificate, to release all claims to the Trust Assets allocated to any SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to any SUBI Portfolio, and (iii) provide to each Trustee an Opinion of Counsel to the effect that, in the event of a bankruptcy or insolvency of such assignee or pledgee, the Trust will not be substantively consolidated with such assignee or pledgee. Nothing contained herein shall be deemed to limit the rights of the holder of the UTI to enter into participation agreements pursuant to which the holder grants one or more participation interests in the UTI.

          (b) The Undivided Trust Interest initially shall be represented by a single trust certificate (together with any replacements thereof, the "Undivided Trust Interest Certificate" or the "UTI Certificate"); provided, however, that at the request of any holder thereof the Undivided Trust

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Interest may be represented by two (2) or more such certificates that, in the aggregate, represent the entire Undivided Trust Interest, such divided certificates to be issued pursuant to a supplement to this Agreement (each, a "UTI Supplement") which shall specify any terms or conditions relevant to the issuance thereof, as shall be prescribed and established by such holder and by the pledgee of any UTI Pledge. Except as set forth in any applicable UTI Supplement, any Undivided Trust Interest Certificate shall be in substantially the form of Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be directed in writing by the Initial Beneficiary. Any portion of any Undivided Trust Interest Certificate may be set forth on the reverse or subsequent pages thereof. Each Undivided Trust Interest Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Initial Beneficiary.

          (c)  The UTI shall be a separate series of the Trust as provided in
Section 3806(b)(2) of the Business Trust Statute.   Separate and distinct
records shall be maintained for the UTI Portfolio and the UTI Assets associated with such UTI Portfolio shall be held and accounted for separately from the other assets of the Trust, including any SUBI Assets. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTl or the related UTI Assets shall be enforceable against such UTI Assets only, and not against the assets of the Trust generally or against any SUBI Assets. Except to the extent required by law or specified in this Agreement, the UTI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to any SUBI or any Trustee. No creditor or holder of a claim relating to assets allocated to the UTI shall be entitled to maintain any action against or recover any assets allocated to any SUBI in respect of such claim (whether such assets were UTI Assets at any time since such claim arose). The holder of the UTI may, in its sole discretion, appoint for the UTI a separate trustee, (the "UTI Trustee") which shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in
Part V of this Agreement, but only with respect to the UTI. The Initial Beneficiary hereby appoints VMS as the UTI Trustee.

          Section 4.2. Special Units of Beneficial Interest. (a) The UTI Trustee shall, from time to time, as directed in writing by the Initial Beneficiary, identify and allocate or cause to be identified and allocated on the books and records of the Trust one or more separate portfolios of SUBI Assets to be accounted for independently within the Trust (each such portfolio, a "SUBI Portfolio"). Upon their allocation as SUBI Assets, such Trust Assets shall no longer be UTI Assets (unless and until specifically reallocated to the UTI Assets from that SUBI Portfolio pursuant to the terms hereof). Separate and distinct records shall be maintained for each SUBI Portfolio and the SUBI Assets associated with each SUBI Portfolio shall be held and accounted for separately from the other assets of the Trust, including the UTI Assets, or any other SUBI Assets. The beneficial interest in each such SUBI Portfolio shall constitute a separate "special unit of beneficial interest" ("SUBI") in the Trust. The SUBI Trustee shall execute and deliver, on behalf of the Trust, to or upon the written order of the Initial Beneficiary one or more SUBI Certificates evidencing SUBIs, each SUBI representing a specific divided interest in (but only in) such identified SUBI Portfolio and the SUBI Assets allocated thereto, including with respect to each Trust Vehicle included in any such SUBI Portfolio the actual net proceeds received with respect to the disposition of such Trust Vehicle.

          (b) Each SUBI shall be represented by one or more certificates (each a "SUBI Certificate") to be issued by the Trust and shall be created by the execution of a supplement to this Agreement (each a "SUBI Supplement"), which SUBI Supplement shall specify the terms and provisions pursuant to which SUBI Certificates shall be issued with respect to such SUBI; the form of any SUBI Certificate(s) to be issued in connection therewith; the initial SUBI Assets to be included in such SUBI Portfolio; the arrangements, if any, whereby additional SUBI Assets may be added subsequently to the SUBI Portfolio; the provisions under which the proceeds of the related SUBI Assets shall be collected, invested and distributed; and other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established by the Initial Beneficiary. Each SUBI Supplement shall provide for the application of all net proceeds received with respect to the SUBI Assets, including any mandatory distributions to holders of SUBI Certificates, but shall require an express written waiver of any claim by any holder of any SUBI Certificate (which waiver may be set forth in such SUBI Certificate) to any proceeds or assets of the Trustees and to all of the assets of the Trust other than the SUBI Assets included from time to time within the SUBI Portfolio allocated to that SUBI and those proceeds or assets derived from or earned by such SUBI Assets.

          (c) Each SUBI shall be a separate series of the Trust as provided in Section 3806(b)(2) of the Business Trust Statute. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each SUBI or the related SUBI Assets shall be enforceable against such SUBI Assets only, and not against any other SUBI Assets or the UTI Assets. Except to the extent required by law or specified in this Agreement or in the related SUBI Supplement, SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, any Trustee, the UTI or any other SUBI in respect of such claim. No creditor or holder of a claim relating to assets allocated to any SUBI shall be entitled to maintain any action against or recover any assets allocated to the UTI or any other SUBI. Notice of this limitation on interseries liabilities shall be set forth in

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

the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the office of the Secretary of State of the State of Delaware pursuant to the Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and UTI. Any purchaser, assignee or pledgee of an interest in a SUBI or SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Trust a non-petition covenant substantially similar to that set forth in Section 6.9, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate, to release all claims to the assets of the Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Trust allocated to the UTI Portfolio and each other SUBI Portfolio. In the event of a sale or assignment of a SUBI, such purchaser or assignee shall be a beneficiary of the Trust in the manner and to the extent set forth in the SUBI Certificate so acquired and in the applicable SUBI Supplement.

          (d) Each holder of a SUBI shall appoint for such SUBI a trustee (a "SUBI Trustee") which shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in Part V of this Agreement, but only with respect to the SUBI or SUBIs for which it was appointed. The same Person may be appointed as SUBI Trustee for all or any SUBIs; provided, however, that neither the Initial Beneficiary nor any Affiliate of the Initial Beneficiary shall be a SUBI Trustee.

          (e) No interest in any SUBI, SUBI Certificate or SUBI Portfolio shall be transferred, assigned, sold or conveyed if, as the result of such transfer, assignment, sale or conveyance, the Trust would become a publicly traded partnership.

          Section 4.3.  [Intentionally Left Blank.]

          Section 4.4.  Form of Certificate: Registration of Certificates.
(a) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Delaware Trustee. Certificates bearing a manual or facsimile signatures of individuals who were, at the time when such a signature shall have been affixed, authorized to sign on behalf of the Delaware Trustee shall, when duly authenticated pursuant hereto, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall cease to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and

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

delivery of such Certificates. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Delaware Trustee or an agent thereof, by annual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

          (b) The Delaware Trustee shall keep or cause to be kept at its offices at 1100 North Market Street, Wilmington, Delaware 19890-0001 or such other office as it shall designate, by written notice to the Initial Beneficiary, a certificate register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Delaware Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Delaware Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Certificates of the same type and proportionate beneficial interest dated the date of authentication by the Delaware Trustee. Each Certificate presented or rendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form reasonably satisfactory to the Delaware Trustee, duly executed by the holder of such Certificate or its attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Delaware Trustee in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Delaware Trustee my require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. Prior to the due presentation of a Certificate for registration of transfer, the Delaware Trustee and each agent of the Delaware Trustee may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for all purposes, and neither the Delaware Trustee nor any such agent shall be bound by any notice to the contrary. The Delaware Trustee shall furnish or cause to be furnished to each Servicer and the Initial Beneficiary, within
(3) three Business Days after receipt by the Delaware Trustee of request therefor, a list of the names and addresses of the holders of the Certificates.

          Section 4.5.  Mutilated, Destroyed, Lost or Stolen Certificates.
If any mutilated Certificate is surrendered to the Delaware Trustee, or the Delaware Trustee receives evidence to its satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to the Delaware Trustee such security or indemnity as may be reasonably required by it to save it harmless, then the Delaware Trustee shall execute and authenticate, in lieu of such mutilated, destroyed, lost or stolen Certificate, a Certificate of the same type and proportionate beneficial interest bearing an identification number not contemporaneously outstanding, which shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of the Delaware Trustee.

          Section 4.6. Retitling of Trust Vehicles. Except as otherwise provided in the related Supplement, each holder of a UTI Certificate or a SUBI Certificate may at any time, at its option, to be exercised by written notice delivered to the applicable UTI or SUBI Trustee and the Servicer, request that the Trust Vehicles allocated to such UTI Certificate or SUBI Certificate, as the case may be, be retitled in the name of such holder (or a Person designated by such holder), that a lien may be noted on the Certificate of Title therefor in the name of such holder (or a Person designated by such holder), or that possession of such Certificate of Title and/or the other Trust Assets allocated to such UTI Certificate or SUBI Certificate, as the case may be, be transferred to such holder (or a Person designated by such holder). Except as otherwise provided in the related Supplement, such holder shall indemnify the Trust, the Trustees and the Servicer for, and hold the Trust, the Trustees and the Servicer harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or relating to such retitling or transfer, or any action or inaction such holder shall take as the registered owner of such Trust Vehicles or the owner of such Trust Assets, including, without limitation, sales and transfer taxes and registration fees.


                                    PART V

          DUTIES AND POWERS OF TRUST AND TRUSTEES; TRUSTEE LIABILITY

          Section 5.1. Duties and Powers of Trustees; Limitations on Trust Activity. (a) Each Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement, any supplement entered into pursuant to this Agreement by such Trustee, or, except with respect to the duties of any Trustee to the extent such duties relate to any SUBI Portfolio and the assets thereof, as may be directed by the Initial Beneficiary in a manner not contrary to the terms of this Agreement, from time to time, including (without limitation) in connection with (i) financing transactions of any sort undertaken by the Initial Beneficiary or a Special Purpose Entity secured, directly or indirectly, by Trust Assets, by the Undivided Trust Interest or by any SUBI or any interest therein (including without limitation any financing undertaken in connection with the issuance and assignment of a SUBI and related SUBI Certificates), (ii) any sale by the Initial Beneficiary or a Special Purpose Entity of any interest in one or more SUBIs, (iii) any other asset securitization, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust (collectively, the transactions in clauses (i), (ii) and (iii) are referred to herein as "Securitizations"), (iv) sales by the Trust of Trust Assets to the extent permitted by the terms of any existing Securitizations (so long as the Certificate of Title of any Unit so sold is amended to reflect the transfer of ownership thereof from the Trust, unless applicable law permits the transfer of ownership of a motor vehicle without an amendment to the vehicle's certificate of title) or (v) activities ancillary thereto.

          (b) Except as provided in or otherwise expressly contemplated by this Agreement or any Servicing Agreement, the Trust shall not (i) issue beneficial interests in the Trust Assets or securities of the Trust other than the UTI and UTI Certificates and one or more SUBIs and SUBI Certificates; (ii) borrow money on behalf of the Trust; (iii) make loans or extend credit on behalf of the Trust; (iv) invest in or underwrite securities; (v) offer or issue securities in exchange for Trust Assets (other than UTI Certificates and SUBI Certificates); (vi) repurchase or otherwise reacquire any UTI Certificate or, except as permitted by or in connection with any Securitization relating thereto, any SUBI Certificate; (vii) acquire any assets, other than Trust Assets as contemplated in Section 2.1; (viii) engage in any trade or business; or (ix) except for the acquisition of Trust Assets and agreements relating to any Securitization and activities ancillary thereto, enter into any agreements or contracts.

          (c) The Trustees shall establish accounts and receive, maintain, invest and disburse funds in accordance with Part VII hereof and any Servicing Agreement or Supplement hereto or thereto.

          (d) On the date hereof, the Trust is entering into a Servicing Agreement with VMS and the Initial Beneficiary, and the Trust shall enter from time to time into one or more other servicing agreements (each a "Servicing Agreement") with VMS or with such other or additional Persons as the holder of the UTI Certificate or any SUBI Certificate shall designate in writing with respect to the applicable Portfolio represented by such Certificate (each, in such capacity, a "Servicer"). VMS is hereby designated as the initial Servicer. Each Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Servicer with respect to the administration and servicing of those Trust Assets as to which such Servicing Agreement applies, including (without limitation) Trust Vehicles, Leases and Fleet Receivables. The Trust may enter from time to time into one or more agreements (each, a "Nominee Agreement") with any Person (other than the Initial Beneficiary or any Affiliate of the Initial Beneficiary) that the Initial Beneficiary shall designate, such Person to serve as a nominee for the Trust in those jurisdictions where the Trust cannot be named as owner of Trust Vehicles on Certificates of Title. The Trustees, and each of them, on behalf of the Trust, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations as shall be requested and prepared by a Servicer pursuant to a Servicing Agreement or by the Initial Beneficiary in connection with the administration of the Trust or the servicing of the Trust Assets, including, without limitation, a power of attorney to the Servicer and, to the extent deemed appropriate by the Servicer, the lessees or a dealer; provided, however, that no Trustee shall be obligated to enter into any such documents, certificates, applications, powers of attorney or registrations that adversely affect such Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (e) The Trustees and the Trust shall have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement, the Servicing Agreements and the SUBI Supplements. In furtherance of the foregoing, the Delaware Trustee is hereby authorized to execute and deliver any documents, certificates or agreements to which the Trust is a party pursuant to this Agreement or any SUBI Supplement hereto.

          Section 5.2. Duty of Care. (a) No provision of this Agreement shall be construed to relieve any Trustee from liability for its own grossly negligent action (or, with respect to any handling or disbursement of funds, its own negligent action), its own grossly negligent failure to act (or, with respect to any handling or disbursement of funds, its own negligent failure to act), its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity or its own willful misfeasance or similar acts or omissions of any Trust Agent; provided, however, that:

          (i) a Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, such Trustee or any Trust Agent, including any vice-president, trust officer or any other officer of such Trustee or such Trust Agent customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person's knowledge of or familiarity with the particular subject, unless it shall be proved that such Trustee or Trust Agent was grossly negligent (or, with respect to any handling or disbursement of funds, negligent) or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

          (ii) a Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the Initial Beneficiary (to the extent relating to the Undivided Trust Interest) or the holder or pledgee of a SUBI Certificate in connection with a Securitization (to the extent relating to a SUBI) relating to the exercise of any trust power conferred upon such Trustee under this Agreement.

          (b) Notwithstanding subsection (a) above, a Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require a Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of a Servicer under any Servicing Agreement.

          (c) Except for actions expressly authorized by this Agreement, a Trustee shall take no action as to which such Trustee has been notified in writing by the holder, assignee or pledgee of a related SUBI Certificate or UTI Certificate, or has actual knowledge, that such action would impair the beneficial interests in the Trust, would impair the value of any Trust Asset or would adversely affect the credit rating of any Securitization.

          (d) All information obtained by a Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by such Trustee in confidence and shall not be disclosed to any other Person other than to any Trust Agent, the Initial Beneficiary, any Special Purpose Entity (if applicable), any Servicer, any assignee of an interest in a UTI or UTI Certificate or any pledgee of a UTI Pledge (or any beneficiary of such pledge) and any assignee or pledgee of a SUBI Certificate, unless such disclosure is permitted by this Agreement or any other agreement contemplated hereby, is reasonably necessary or incidental to the Trustee's discharge of its duties or exercise of its rights hereunder, is required by any applicable law or regulation or pursuant to subpoena (and such Trustee has provided notice thereof to the Initial Beneficiary), or such information is already otherwise publicly available.

          Section 5.3. Certain Matters Affecting the Trustees. Except as otherwise provided in this Agreement:

          (a) a Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. in particular, but without limitation, whenever in this Agreement it is provided that a Trustee shall receive or may rely on the instructions or direction, of the Initial Beneficiary, a Special Purpose Entity, or the holder or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitization, any written instruction or direction purporting to bear the signature of any officer of the Initial Beneficiary, a Special Purpose Entity, or the holder or pledgee of a UTI

     Certificate or a SUBI Certificate in connection with a Securitization reasonably believed by it to be genuine may be deemed by such Trustee to have been signed or presented by the proper party;

          (b) a Trustee may consult with counsel, and any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such written opinion of counsel;

          (c) a Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Initial Beneficiary, a Special Purpose Entity, the assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitization or any other beneficiary of the Trust pursuant to the provisions of this Agreement, unless such requesting Person(s) shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

          (d) a Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Initial Beneficiary, a Special Purpose Entity or by the assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitization; provided, however, that if the payment within a reasonable time to such Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such Trustee, not reasonably assured to such Trustee by the security afforded to it by the terms of this Agreement, such Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by such Trustee, shall be reimbursed as a Trust expense upon demand; and

          (e) a Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians and the Trustee shall not be liable for the acts or omissions of any agent or attorney selected by the Trustee in good faith with reasonable care. A Trustee may delegate its duties and responsibilities hereunder to a sub-trustee and may enter from time to time into one or more agency agreements (each a "Trust Agency Agreement") with such Person or Persons selected by the Trustee including without limitation any Affiliate of such Trustee (each a "Trust Agent"), as are by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the Initial Beneficiary and any assignee or pledgee of a SUBI Certificate in connection with a Securitization. A Trustee shall provide seven days' prior written notice to the Initial Beneficiary of any such Trust Agency Agreement. Notwithstanding the foregoing, a Trustee shall replace any Trust Agent if (i) in the good faith judgment of the Initial Beneficiary, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the Initial Beneficiary, or (ii) if the Trust Agent has materially breached its obligations under the Trust Agency Agreement, the Initial Beneficiary or any assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitization has given written notice to such Trustee and the Trust Agent of such breach, and the Trust Agent has not cured such breach in all material respects within 15 Business Days thereafter (for purposes of this Agreement, "Business Day" meaning any day that is not a Saturday, Sunday or other day on which commercial banking institutions in Maryland, Delaware or any other State in which the corporate trust office of any Trustee is located are authorized or obligated by law or executive order to be closed). Such Trust Agency Agreement shall specify the duties, powers, liabilities, obligations and compensation of such Trust Agent(s) to carry out on behalf of such Trustee any or all of its obligations as Trustee of the Trust arising under this Agreement or otherwise and shall contain a non-petition covenant substantially identical to that set forth in Section 6.9; provided, however, that nothing contained in any Trust Agency Agreement shall excuse, limit or otherwise affect any power, duty, obligation, liability or compensation otherwise applicable to such Trustee hereunder. The Trust shall pay such amount to the Trust Agent as reasonable compensation for its services and shall provide such reimbursement of expenses as are separately agreed by such Trustee, the Initial Beneficiary and the Trust Agent. Notwithstanding anything to the contrary herein, in no event shall any Nominee Agreement be deemed to be a Trust Agency Agreement, or any Servicer or any Affiliate thereof or any Person referred to in the penultimate sentence of Section 5.1(d) be deemed to be a Trust Agent.

          Section 5.4. Trustees Not Liable for Certificates, Leases or Fleet Receivables. A Trustee shall have no obligation to perform any of the duties of the Initial Beneficiary or any Servicer unless explicitly set forth in this Agreement or any Servicing Agreement. A Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement (except as set forth in Section 6.7) or the due execution hereof by the Initial Beneficiary or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the Initial Beneficiary or its permitted assignee(s) under this Agreement, including, without limitation, the existence, condition, location and ownership of any Trust Asset; (d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any Lease, Trust Vehicle or Fleet Receivable or any computer or other record of any thereof; (f) the validity of the assignment of any Trust Asset to the Trust or of any intervening assignment; (g) the completeness of any Lease; (h) the performance or enforcement of any Lease or Fleet Receivable; (i) the compliance by the Initial Beneficiary or any Servicer with any covenant or the breach by the Initial Beneficiary or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to such Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that such Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of the Initial Beneficiary, any Servicer, any other Person or any obligor under, or in connection with the origination of, any Lease; (l) any action of any Servicer taken in the name of such Trustee or the acts or omissions of any Servicer under any Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by such Trustee taken at the instruction of the Initial Beneficiary, the holder or any pledgee of any Certificate or any Servicer; or (n) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve any Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of a Trustee to perform its duties (i) under this Agreement to authenticate and deliver Certificates at the request of the Initial Beneficiary, or (ii) as set forth in Sections 5.1(d) and 6.9, or based on a Trustee's or any Trust Agent's willful misconduct, bad faith or gross negligence (or, with respect to the handling or disbursement of funds, negligence), no recourse shall be had against the Person or institution serving as a Trustee in its individual capacity for any claim based on any provision of this Agreement or any Servicing Agreement, or any Trust Asset or assignment thereof. A Trustee shall not have any personal obligation, liability or duty whatsoever to the Initial Beneficiary or any permitted assignee(s) thereof or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Assets or any indemnitor who shall furnish indemnity as provided in this Agreement. A Trustee shall not be accountable for the use or application by the Initial Beneficiary or a Special Purpose Entity of any of the SUBI Certificates or of the proceeds of such Certificates, or for the use or application of any funds properly paid to any Servicer pursuant to any Servicing Agreement.

          Section 5.5. Indemnity of Trustees and Trust Agents. Each Trustee and any Trust Agent shall be indemnified and held harmless (but only, to the extent, if any, provided in the applicable SUBI Supplement, out of and to the extent of the Trust Assets allocated to the Portfolio for which such Trustee acts as trustee) with respect to any loss, liability or expense, including reasonable attorneys, and other professionals' fees and expenses (collectively "Claims"), arising out of or incurred in connection with (a) any of the Trust Assets (including, without limitation, any Claims relating to Leases, Trust Vehicles, Fleet Receivables, misrepresentation, deceptive and unfair trade practices, consumer fraud, consumer leasing act violations, and any other claims arising in connection with any Lease, personal injury or property damage claims arising with respect to any Unit or any claim with respect to any tax arising with respect to any Trust Asset) or (b) such Trustee's or Trust Agent's acceptance or performance of the trusts and duties contained in this Agreement or any Trust Agency Agreement, with any allocation of such indemnification among the Trust Assets to be made as provided for in Section 7.1(b) hereof; provided, however, that neither a Trustee nor any Trust Agent shall be indemnified or held harmless out of the Trust Assets as to any Claim (i) for which the Initial Beneficiary, a Servicer or any of their respective Affiliates shall be liable pursuant to this Agreement or a Servicing Agreement, (ii) incurred by reason of such Trustee's or such Trust Agent's willful misfeasance, bad faith or gross negligence (or, with respect to the handling or disbursement of funds, negligence), or (iii) incurred by reason of such Trustee Bank's breach of its respective representations and warranties pursuant to any Servicing Agreement or of Section 6.2 of this Agreement. The UTI Trustee shall in no event have any recourse to any SUBI Assets, including such SUBI Assets which were UTI Assets at the time a Claim against the UTI Trustee arose, and no SUBI Trustee shall have any recourse to any UTI Assets, including such UTI Assets which were SUBI Assets at the time a Claim against such SUBI Trustee arose.

          Section 5.6. Trustee's Right Not to Act. Notwithstanding anything to the contrary contained herein, a Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if such Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if such Trustee in good faith shall determine that such action would be illegal or subject such Trustee Bank to personal liability or be unduly prejudicial to the rights of other beneficiaries of the Trust.

          Section 5.7. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither a Trustee Bank nor the related Trustee shall be required to take any action in any jurisdiction other than in the State of its incorporation or any State in which it is qualified to do business (each, a "State of Qualification") if the taking of such action may (i) require the consent, approval, authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of

Qualification; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than a State of Qualification becoming payable by the Trust Bank; or (iii) subject the Trustee Bank to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by such Trustee Bank or the related Trustee, as the case may be, contemplated hereby. In the event that a Trustee does not take any action because such action may result in the consequences described in the preceding sentence, such Trustee will appoint, at the expense of the Trust, a separate trustee or co-trustee pursuant to Section 6.6 to proceed with such action.

          Section 5.8. No Election to be a Corporation. Neither the Trust nor any Trustee shall make or authorize any Person to make an election to have the Trust classified or taxed as a corporation for federal income tax purposes or any applicable state or local income or franchise tax purposes.


                                    PART VI

               APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEES

          Section 6.1. Appointment of Trustees. VMS is hereby designated as UTI Trustee. Wilmington Trust Company is hereby designated as Delaware Trustee.

          Section 6.2. Qualification of Trustee. Except as otherwise provided in this Agreement, each Trustee under this Agreement (with the exception of VMS as the initial UTI Trustee) shall at all times be (a) a bank or trust company organized under the laws of the United States or one of the fifty states of the United States or the District of Columbia, with capital and surplus of at least $100,000,000, and (b) in the case of the Delaware Trustee only, have a principal place of business, or shall have appointed an agent with a principal place of business, in the State of Delaware. Any Trustee need not meet the qualifications set forth in clause (a) above if such Trustee has appointed a Trust Agent that meets such qualifications.

          Section 6.3. Resignation or Removal of Trustee. (a) A Trustee may at any time resign by giving thirty days' prior written notice to the Initial Beneficiary and each Certificateholder. Upon receiving the notice of resignation the holder of the UTI (in the case of the UTI Trustee or the Delaware Trustee) or the holder of the applicable SUBI (in the case of a SUBI Trustee) shall promptly appoint a successor Trustee who meets the eligibility requirements set forth in Section 6.2 by written instrument.

          (b) If at any time a Trustee shall cease to be qualified in accordance with Section 6.2, or if any representation or warranty made by a

Trustee Bank pursuant to Section 6.7 shall prove to have been untrue in any material respect when made, but such Trustee shall fail to resign after written request therefor by the holder of the applicable UTI Certificate or SUBI Certificate or the assignee or pledgee of such UTI Certificate or SUBI Certificate in connection with a Securitization, or if at any time a Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of a Trustee or of its property shall be appointed, or any public officer shall take charge or control of a Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Trustee may be removed upon written notice by the holder of the applicable UTI Certificate or SUBI Certificate or the assignee or pledgee of such UTI Certificate or SUBI Certificate in connection with a Securitization. If a Trustee resigns or is removed under the authority of the immediately preceding sentence, the holder of the applicable UTI Certificate or SUBI Certificate shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, together with payment of all amounts owed to the outgoing Trustee.

          (c) Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to any of the provisions of this part shall not become effective until acceptance of appointment by the successor Trustee.

          Section 6.4. Successor Trustee. Any successor Trustee appointed as provided in Section 6.3 shall execute, acknowledge and deliver to the Servicer, the Initial Beneficiary, the holder and each assignee or pledgee of the applicable UTI Certificate or SUBI Certificate and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the applicable Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Initial Beneficiary, the holder of the applicable UTI Certificate or SUBI Certificate and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.2.

          Section 6.5.  Merger or Consolidation of Trustees.  (a)  Any entity
(i) into which a Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which a Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of a Trustee, which entity, if requested by the Initial Beneficiary or the holder, assignee or pledgee of the applicable SUBI, executes an agreement of assumption to perform every obligation of such Trustee under this Agreement, shall be the successor of such Trustee hereunder, provided such entity shall be eligible pursuant to Section 6.2, without the execution or filing of any instrument or any further act on the part of any of the parties hereto (other than the written consent of the Initial Beneficiary or the holder, assignee or pledgee of the applicable SUBI Certificate).

          (b) Upon the happening of any of the events described in Section 6.3, Section 6.4 or paragraph (a) of this Section 6.5, the successor trustee shall, to the extent required by Delaware law, cause an amendment to the certificate of trust to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Business Trust Statute, indicating the change with respect to such Trustee's identity.

          Section 6.6. Appointment of Co-Trustee, Separate Trustee, or Nominee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Trust Asset may at the time be located, the Initial Beneficiary or the holder of or the Servicer with respect to the applicable SUBI and a Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by such Persons to act as co-trustee, jointly with such Trustee, or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Initial Beneficiary and its permitted assignee(s), such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as such Persons may consider necessary or desirable. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.2, except that no co-trustee, separate trustee or nominee with respect to any SUBI or any SUBI Assets under this Agreement may be the Initial Beneficiary or any Affiliate thereof.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the applicable Trustee shall be conferred upon and exercised or performed by such Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without such Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed

     (whether as a Trustee under this Agreement or as successor to any Servicer under this Agreement or any Servicing Agreement), such Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of such Trustee;

         (ii) no Trustee under this Agreement shall be personally liable by reason of any act or omission of any other Trustee under this Agreement; and

        (iii) the Initial Beneficiary (or the holder of a SUBI Certificate for a separate trustee or co-trustee acting with respect to the related SUBI Portfolio) and a Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to a Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with a Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, such Trustee. Each such instrument shall be filed with such Trustee and a copy thereof given to the Servicer.

          Any separate trustee or co-trustee may at any time appoint the applicable Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the applicable Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the applicable Trustee of its obligations and duties under this Agreement.

          Section 6.7.  Representations and Warranties of Trustees.
(a) Each Trustee Bank hereby makes the following representations and warranties as of the date hereof, and the Trustee Banks shall be deemed to remake the following representations and warranties upon each transfer by the

Initial Beneficiary of a SUBI in connection with a Securitization, on which the Initial Beneficiary, each of its permitted assignees and pledgees, and each pledgee or holder of a Certificate (and beneficial owner of any portion thereof in connection with a Securitization) may rely:

          (i) Organization and Good Standing. The Trustee Bank is a banking corporation duly organized, validly existing and in good standing under the law of its jurisdiction of organization;

          (ii) Power and Authority. The Trustee Bank has full power, authority and right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (iii) Due Execution. This Agreement has been duly executed and delivered by the Trustee Bank, and is a legal, valid and binding instrument enforceable against the Trustee Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (iv) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any federal or Delaware state law, governmental rule or regulation, or any judgment, decree or order binding on the Trustee Bank or the articles of association or bylaws of the Trustee Bank or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Trustee Bank is a party or by which it is bound; and

          (v) Location of Records. The office where the Trustee keeps its records concerning the transactions contemplated hereby is located at:
     (i) in the case of the SUBI Trustee, 1100 North Market Street, Wilmington, Delaware 19890-0001, and (ii) in the case of the Delaware Trustee, 1100 North Market Street, Wilmington, Delaware 19890-0001.

          (b) VMS, as the initial UTI Trustee, hereby makes the following representations and warranties as of the date hereof, and VMS, so long as VMS is the UTI Trustee, shall be deemed to remake the following representations and warranties upon each transfer by the Initial Beneficiary of a SUBI in connection with a Securitization, on which the Initial Beneficiary, each of its permitted assignees and pledgees, and each pledgee or holder of a

Certificate (and beneficial owner of any portion thereof in connection with a Securitization) may rely:

          (i) Organization and Good Standing. VMS is a Delaware limited liability company duly organized, validly existing and in good standing under the law of its jurisdiction of organization;

          (ii) Power and Authority. VMS has full power, authority and right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (iii) Due Execution. This Agreement has been duly executed and delivered by VMS, and is a legal, valid and binding instrument enforceable against VMS in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (iv) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any federal or Delaware state law, governmental rule or regulation, or any judgment, decree or order binding on VMS or the limited liability company agreement of VMS or any provision of any mortgage, indenture, contract, agreement or other instrument to which VMS is a party or by which it is bound; and

          (v) Location of Records. The office where VMS, as the UTI Trustee, keeps its records concerning the transactions contemplated hereby is located at 900 Old Country Road, Garden City, New York 11530.

          Section 6.8. Trustee's Fees and Expenses. Each Trustee shall be paid out of Trust Assets allocated to the Portfolio for which such Trustee acts as trustee, to the extent, if any, provided in the applicable SUBI Supplement or by the Servicer, to the extent provided in the Servicing Agreement and any supplement thereto, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including without limitation reasonable attorneys' fees), as may be agreed upon in writing between the Initial Beneficiary and such Trustee, for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement.

          Section 6.9. No Petition. (a) Each of the Trustee Banks, each Trustee and the Initial Beneficiary covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, the Initial Beneficiary, any other Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of such Trustee under this Agreement.

          (b) No bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Trust without the unanimous consent of all Trustees and Certificateholders hereunder. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI and each assignee or pledgee of such SUBI Certificate, and the Delaware Trustee shall not so consent unless directed to do so by all of the Certificateholders.

          Section 6.10. Place of Business. At all times, either the Delaware Trustee or a co-trustee hereunder shall be a resident of, or have a principal place of business in, the State of Delaware.


                                   PART VII

                                   ACCOUNTS

          Section 7.1. Accounts; Expenses. (a) The UTI Trustee will establish and maintain with respect to the Undivided Trust Interest such bank accounts as may be directed in writing by the Initial Beneficiary and each SUBI Trustee will establish and maintain with respect to each SUBI such bank accounts as may be set forth in the applicable SUBI Supplement (collectively, the "Trustee Accounts," and each such Trustee Account with respect to any particular SUBI, a "SUBI Account"). A Trustee may authorize any Servicer to make deposits into and to make disbursements from its Trustee Accounts in accordance with the terms and provisions of this Agreement and any Servicing Agreement.

          (b) All Trust expenses shall be paid by the Servicer in accordance with Section 2.5 of the Servicing Agreement (other than losses with respect to the Trust Assets). In the event of any failure of the Servicer to pay any expense of the Trust in accordance with Section 2.5 of the Servicing Agreement, Trust expenses relating to any particular UTI Portfolio or SUBI Portfolio or any UTI Trustee or SUBI Trustee shall be paid from the assets of that UTI Portfolio or SUBI Portfolio to the extent, if any, provided in the applicable Supplement. To the extent any such expense or liability shall be incurred or suffered with respect to the Trust Assets generally, all beneficiaries of the Trust shall bear the burden of such Trust expense or liability ratably in accordance with their respective share of such expense or liability borne or allocable to their respective UTI Portfolio or SUBI Portfolio, or, if such allocation is not practicable, on a pro rata basis in the ratio of the aggregate value of Trust Assets held in each respective SUBI Portfolio and the UTI Portfolio, as each is recorded on the books of the Trust, to the total value of all Trust Assets, or on such other equitable basis as shall be appropriate under the circumstances. Any pro rata allocation of an expense or liability among one or more of the SUBI Portfolios or the UTI Portfolio shall be made in good faith and so as not to disproportionately affect any SUBI Portfolio or the UTI Portfolio.

          (c) All or a portion of the funds deposited into each Trustee Account shall be separately invested by the applicable Trustee from time to time at the written direction of the Initial Beneficiary or a Special Purpose Entity (as appropriate) or the applicable Servicer, as its designee, all as specified in the applicable Servicing Agreement.


                                   PART VIII

                                  TERMINATION

          Section 8.1. Termination of the Trust. (a) The Trust shall dissolve upon the unanimous written agreement of all of the holders of Certificates. Upon the dissolution of the Trust, its affairs shall be wound up and its property liquidated. Thereafter, after paying its liabilities in accordance with Section 3808 of the Business Trust Statute, the Delaware Trustee shall cause the Trust's certificate of trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and the Trust shall terminate.

          (b) Any SUBI shall be dissolved and its affairs shall be wound up at the time or upon the happening of events specified in the applicable SUBI Supplement. Any SUBI established in accordance with this Agreement may be dissolved and its affairs wound up without causing the dissolution of the Trust or any other SUBI thereof. The dissolution, winding up, liquidation or termination of the Trust or any SUBI thereof shall not affect any limitation of liability with respect to a SUBI established in accordance with this Agreement, the Certificate of Trust or Section 3804(a) of the Business Trust Statute. The death, incapacity, dissolution, termination or bankruptcy of a beneficial owner of any SUBI shall not result in the termination or dissolution of such SUBI and such SUBI may not be terminated or revoked by a beneficial owner of such SUBI or other person except in accordance with the terms of this Agreement or, in the case of any SUBI, the applicable SUBI Supplement.

          (c) The Servicer and any other persons under this Agreement or a SUBI Supplement which are responsible for winding up the affairs of any SUBI may in the name of the Trust and for and on behalf of the Trust and such SUBI, take all actions with respect to the SUBI as are permitted under
Section 3808 of the Business Trust Statute and shall provide for the claims and obligations of the SUBI and distribute the assets of the SUBI as provided under Section 3808 of the Business Trust Statute. Any Person, including any Trustee, who under this Agreement or any SUBI Supplement is responsible for winding up such SUBI' affairs who has complied with Section 3808(e) of the Business Trust Statute shall not be personally liable to the claimants of the dissolved SUBI by reason of such Person's actions in winding up the SUBI.


                                    PART IX

                           MISCELLANEOUS PROVISIONS

          Section 9.1. Amendment. This Agreement may be amended by written agreement between the Initial Beneficiary and the UTI Trustee (entered into by the UTI Trustee at the written direction of the Initial Beneficiary); provided, however, that any such amendment shall also require the approvals of the Certificateholders and any pledgee or assignee of a SUBI Certificate to the extent required pursuant to the terms of the related SUBI Supplement; provided further, however, that amendments shall not require any approval of Certificateholders, or pledgees or assignees of any SUBI Certificate, if such Certificateholders, pledgees or assignees would not be adversely affected by such amendment. Prior to the execution of any amendment to this Agreement, any Servicing Agreement or any other agreement contemplated hereby or thereby, each Trustee and each Certificateholder shall receive and shall be entitled to rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. A Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

          Section 9.2. GOVERNING LAW. THIS AGREEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

          Section 9.3. Notices. All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows: (a) if to the Initial Beneficiary, c/o Global Securitization Services, LLC, 25 West 43rd Street, New York, New York 10036, Attention: Vice President (at Telecopier No. (212) 302-5151); (b) if to the UTI Trustee, 900 Old Country Road, Garden City, New York 11530, Attention: General Counsel (at Telecopier No. 516-222-3751) and
(c) if to the Delaware Trustee Bank or the Delaware Trustee, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (at Telecopier No. 302-651-8882) or at such other address as shall be designated by VMS, the Initial Beneficiary, the UTI Trustee, the Delaware Trustee Bank or the Delaware Trustee in a written notice to the other parties hereto.

          Section 9.4. Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

          Section 9.5. Construction. For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural form thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular Part or Section within this Agreement; (d) the term "include" means "include without limitation"; and (e) the term "or" is intended to include the term "and/or".

          Section 9.6. Separate Entity. The Trustees and the Initial Beneficiary shall in all transactions with third parties hold the Trust out as a separate entity from the Initial Beneficiary and any Affiliate of the Initial Beneficiary (the "Initial Beneficiary Group") and the Initial Beneficiary Group shall do all things necessary to make the Trust continue to be readily distinguishable from the Initial Beneficiary and other members of the Initial Beneficiary Group. In furtherance and not in limitation of the foregoing, the Trust shall:

          (i) practice and adhere to organizational formalities, such as maintaining appropriate books and records;

         (ii) observe all organizational formalities in connection with all dealings with the Initial Beneficiary Group;

        (iii) observe all procedures required by this Agreement and the laws of the State of Delaware;

         (iv)  act solely in its name;

          (v) ensure the receipt of proper authorization, when necessary, from the holders of the Certificates for its actions;

         (vi) not (i) have or incur any indebtedness to the Initial Beneficiary Group; (ii) guarantee or otherwise become liable for any obligations of the Initial Beneficiary Group; (iii) have obligations guaranteed by the Initial Beneficiary Group; (iv) hold itself out as responsible for debts of the Initial Beneficiary Group or for decisions or actions with respect to the affairs of the Initial Beneficiary Group;
     (v) operate or purport to operate as an integrated, single economic unit with respect to the Initial Beneficiary Group or any other unaffiliated entity; (vi) seek to obtain credit or incur any obligation to any third party based upon the assets of the Initial Beneficiary Group or any other unaffiliated entity; (vii) induce any such third party to reasonably rely on the creditworthiness of the Initial Beneficiary Group or any other unaffiliated entity; and (viii) be directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of the Initial Beneficiary Group other than as required by the Transaction Documents;

        (vii) other than as provided in the Transaction Documents, maintain its deposit and other bank accounts and all of its assets separate from those of any other Person;

       (viii) maintain its financial records separate and apart from those of any other Person;

         (ix) compensate all its agents for services provided to it by such Persons out of its own funds or reimbursing any of its Affiliates in respect of amounts paid by such Affiliates for such services;

          (x) account for and manage all of its liabilities separately from those of the Initial Beneficiary Group;

         (xi) refrain from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Initial Beneficiary Group to substantively consolidate the Trust or any Affiliate of the Trust with the Initial Beneficiary; and

        (xii)  remain solvent.

          Section 9.7. No Market in Beneficial Interests. Each of the Initial Beneficiary and each Trustee covenants and agrees that it will not transfer, assign, participate, pledge or otherwise dispose of its interest in the Trust, or cause its interest to be marketed, on or through an established securities market. No transfer of a beneficial interest in the Trust may be made unless the transferee makes representations substantially similar to those set forth in Exhibit D hereto.


                           [SIGNATURES ON NEXT PAGE]

          IN WITNESS WHEREOF, each of the undersigned have caused this Amended and Restated Origination Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  RAVEN FUNDING LLC,
                                    as Settlor and Initial Beneficiary


                                  By:     /s/ Kevin M. Sheehan
                                     _______________________________________
                                      Name:   Kevin M. Sheehan
                                      Title:  Manager


                                  PHH VEHICLE MANAGEMENT SERVICES LLC,
                                    as existing settlor and UTI Trustee


                                  By:     /s/ Gerard Kennell
                                     _________________________________________
                                      Name:   Gerard Kennell
                                      Title:  Senior Vice President


                                  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as
                                    Delaware Trustee


                                  By:      /s/ James P. Lawler
                                     ______________________________________
                                      Name:   James P. Lawler
                                      Title:  Vice President

                                                                     EXHIBIT A
                                                                     ---------


                              D.L. PETERSON TRUST

                                  DEFINITIONS

          "Affiliate" of any specified Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person.

          "Agreement" shall have the meaning set forth in the Preamble.

          "Asset Sale Agreement" shall mean the Asset Sale Agreement dated as of June 30, 1999 between VMS and PHH Personal Lease Corporation as Sellers, and the Initial Beneficiary, as Purchaser.

          "Business Day" shall have the meaning set forth in Section 5.3(e).

          "Business Trust Statute" shall have the meaning set forth in
Section 1.1.

          "Certificate" means a SUBI Certificate or a UTI Certificate.

          "Certificate of Title" shall have the meaning set forth in Section
2.1.

          "Certificateholder" means a Person who holds right, title and interest in a Certificate.

          "Certificate Register" shall have the meaning set forth in Section 4.4(b).

          "Claims" shall have the meaning set forth in Section 5.5.

          "Contribution Agreement" means the Contribution Agreement dated as of June 30, 1999 between the Initial Beneficiary and the Trust.

          "Delaware Trustee" shall have the meaning set forth in the Preamble.

          "Fleet Receivables" shall have the meaning set forth in Section
2.1.

          "Fleet Service Contracts" shall have the meaning set forth in
Section 2.1.

          "FNBM" shall have the meaning set forth in the Recitals.

          "Initial Beneficiary" shall have the meaning set forth in the Preamble.

          "Initial Beneficiary Group" shall have the meaning set forth in
Section 9.6.

          "Insurance Policies" shall have the meaning set forth in Section
2.1.

          "Leased Vehicles" shall have the meaning set forth in Section 2.1.

          "Leases" shall have the meaning set forth in Section 2.1.

          "Nominee Agreement" shall have the meaning set forth in Section
5.1(d).

          "Obligor" means each Person that is obligated to make payment in respect of a Lease or a Fleet Receivable.

          "Opinion of Counsel" means a written opinion reasonably satisfactory to the recipient thereof of legal counsel who is reasonably satisfactory to the recipient and who may be an employee of the Servicer. An Opinion of Counsel shall be prepared at the expense of the Servicer.

          "Original Trust" shall have the meaning set forth in the Recitals.

          "Paid-In-Advance Vehicles" shall have the meaning set forth in
Section 2.1.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

          "PHH" PHH Vehicle Management Services LLC.

          "Portfolio" means the UTI Portfolio or any SUBI Portfolio.

          "Preamble" means the first paragraph of the Agreement.

          "Receivables Purchase Agreement" shall have the meaning set forth in Section 2.1.

          "Registrar of Titles" shall have the meaning set forth in Section
2.1.

          "Secretary of State" means the Secretary of State of the State of Delaware.

          "Securitizations" shall have the meaning set forth in Section
5.1(a).

          "Servicer" shall have the meaning set forth in Section 5.1(d).

          "Servicing Agreement" shall have the meaning set forth in Section 5.1(d).

          "Settlor" shall have the meaning set forth in the Preamble.

          "Special Purpose Entity" shall mean a special purpose corporation, partnership, limited partnership, trust, business trust, limited liability company or any other entity created for one or more Securitizations.

          "State of Qualification" shall have the meaning set forth in
Section 5.7.

          "SUBI" shall have the meaning set forth in Section 4.2(a).

          "SUBI Account" shall have the meaning set forth in Section 7.1(a).

          "SUBI Assets" shall have the meaning set forth in Section 4.1(a).

          "SUBI Certificate" shall have the meaning set forth in Section
4.2(b).

          "SUBI Certificate Register" shall have the meaning set forth in
Section 4.4(b).

          "SUBI Portfolio" shall have the meaning set forth in Section
4.2(a).

          "SUBI Supplement" shall have the meaning set forth in Section
4.2(b).

          "SUBI Trustee" shall have the meaning set forth in Section 4.2(d).

          "Supplement" means a UTI Supplement or a SUBI Supplement.

          "Trust" shall have the meaning set forth in Section 1.1.

          "Trust Agency Agreement" shall have the meaning set forth in
Section 5.3(e).

          "Trust Agent" shall have the meaning set forth in Section 5.3(e).

          "Trust Assets" shall have the meaning set forth in Section 2.1.

          "Trust Vehicles" shall have the meaning set forth in Section 2.1.

          "Trustee Accounts" shall have the meaning set forth in Section
7.1(a).

          "Trustee Bank" means a Person, in its individual capacity, that acts as a Trustee hereunder (other than VMS in its capacity as UTI Trustee).

          "Trustees" shall mean the Delaware Trustee, any UTI Trustee and any SUBI Trustee.

          "Undivided Trust Interest" or "UTI" shall have the meaning set forth in Section 4.1(a).

          "Undivided Trust Interest Certificate" or "UTI Certificate" shall have the meaning set forth in Section 4.1(b).

          "UTI Assets" shall have the meaning set forth in Section 4.1(a).

          "UTI Pledge" means any pledge of, or the granting of a security interest in, the UTI Certificate, or a portion thereof, by the holder thereof.

          "UTI Portfolio" means Trust Assets not allocated to a SUBI Portfolio and remaining as part of the Undivided Trust Interest.

          "UTI Supplement" shall have the meaning set forth in Section
4.1(b).

          "UTI Trustee" shall have the meaning set forth in Section 4.1(c).

          "Vehicle" means an automobile, truck, truck chassis, truck body, truck tractor, truck trailer or another type of motorized vehicle or equipment, in each case together with all accessories, additions and parts constituting a part thereof and all accessions thereto.

          "VMS" shall have the meaning set forth in the Preamble.

                                                                     EXHIBIT B
                                                                     ---------


                              D.L. PETERSON TRUST

                 FORM OF UNDIVIDED TRUST INTEREST CERTIFICATE

         evidencing an exclusive undivided interest in all UTI Assets
                              (as defined below).

     (This Certificate does not represent an obligation of, or an interest in, PHH Vehicle Management Services LLC or any of its affiliates.)

Number UTI-1

          THIS CERTIFIES THAT RAVEN FUNDING LLC is the registered owner of a nonassessable, fully-paid, exclusive undivided interest in the Trust Assets, other than SUBI Assets (the "UTI Assets") (such interest, an "Undivided Trust Interest"), of D.L. Peterson Trust, a Delaware business trust (the "Trust"), formed pursuant to an Amended and Restated Origination Trust Agreement dated and effective as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among RAVEN FUNDING LLC, as settlor and sole initial beneficiary (the "Initial Beneficiary"), PHH Vehicle Management Services LLC ("VMS", as trustee of the UTI, together with any successor or permitted assign, the "UTI Trustee", respectively), THE FIRST NATIONAL BANK OF MARYLAND, as existing trustee, and WILMINGTON TRUST COMPANY, a Delaware banking association (the "Delaware Trustee"). A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

          This Certificate is one of the duly authorized certificates issued under the Agreement and designated as "D.L. Peterson Trust Undivided Trust Interest Certificates" (the "Undivided Trust Interest Certificates"). This Undivided Trust Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Undivided Trust Interest Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Also to be issued under the Agreement are various series of Certificates, each designated as "D.L. Peterson Trust Special Unit of Beneficial Interest Certificates (the "SUBI Certificates" and, together with the Undivided Trust Interest Certificate(s), the "Certificates"). Each series of SUBI Certificates, taken together, will evidence exclusive undivided interest in the applicable SUBI Portfolio.

          The rights of the holder of this Certificate to the Trust Assets and the proceeds thereof are and will be as set forth in the Agreement. This

Certificate constitutes a "Security" as such term is defined in the New York Uniform Commercial Code and the Delaware Uniform Commercial Code.

          The Certificates do not represent an obligation of, or an interest in, the Initial Beneficiary, VMS, the Wilmington Trust Company or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Trust Assets not allocated to any SUBI Portfolio, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the UTI Trustee or the Delaware Trustee, and at such other places, if any, designated by the Delaware Trustee, by the holder hereof upon request.

          By accepting this Certificate, the holder hereof waives any claim to any proceeds or assets of the Trustees and to all of the Trust Assets from time to time included within each SUBI Portfolio as SUBI Assets and those proceeds or assets derived from or earned by such SUBI Assets.

          The Agreement permits the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of holders of Undivided Trust Interest Certificates at any time by the Initial Beneficiary and the UTI Trustee, prior to the first Securitization. Thereafter, any such amendment shall require such additional approvals as may be required by each Securitization.

          As provided in the Agreement, any transfer or assignment of this Certificate and the underlying interests represented hereby is registrable upon surrender of this Certificate for registration of transfer with the Delaware Trustee (or the Trust Agent, if applicable) or by any successor Delaware Trustee, accompanied by a written instrument of transfer in form satisfactory to the Delaware Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Undivided Trust Interest Certificates of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

          Prior to due presentation of this Certificate for registration of a transfer, the Trustees and each Trust Agent may treat the Person or entity in whose name this Certificate is registered as the owner hereof for all purposes, and, except as provided for in the Agreement, neither the Trustees nor any such Trust Agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the unanimous written agreement of all of the holders of Certificates.

          The holder of this Undivided Trust Interest Certificate covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, the Initial Beneficiary, or any other Special Purpose Entity, or any general partner or any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          No bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Trust without the unanimous consent of all Trustees and Certificateholders under the Agreement. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI and any assignee or pledgee of such SUBI, and the Delaware Trustee shall not so consent unless directed to do so by all of the Certificateholders.

          Unless this Certificate shall have a certificate of authentication attached, executed by the Delaware Trustee or an agent thereof by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust and not in its individual capacity has caused this Undivided Trust Interest Certificates to be duly executed.

Dated:  June 30, 1999

                                  D.L. PETERSON TRUST


                                  By:  WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Delaware Trustee

                                  By   _____________________________________
                                       Authorized Officer

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is the UTI Certificate referred to in the within-mentioned Trust Agreement.

Dated:  June 30, 1999                    WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Delaware Trustee

                                         By___________________________________
                                              Authorized Officer

                                                                     EXHIBIT C
                                                                     ---------


                             CERTIFICATE OF TRUST
                                      OF
                              D.L. PETERSON TRUST

          This Certificate of Trust of D.L. Peterson Trust (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as Trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

          1.   Name.  The name of the trust formed hereby is D.L. Peterson
Trust.

          2. Delaware Trustee. The name and the business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

          3. Series. Pursuant to Section 3806(b)(2) of the Act, the Trust shall issue one or more series of beneficial interests having the rights and preferences set forth in the governing instrument of the Trust, as the same may be amended from time to time (each a "Series").

          4. Notice of Limitation of Liabilities of each Series. Pursuant to Section 3804(a) of the Act, there shall be a limitation on liabilities of each Series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or the assets of any other Series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series.

          5. Effective Date. This Certificate of Trust shall be effective as of June 30, 1999.

          6. Power of Attorney. PHH Vehicle Management Services LLC (the "Servicer") has been designated by the Trustees and the Trust as the true and lawful attorney-in-fact for and on behalf of the Trustees and the Trust, with full power and authority to perform any and all acts related to managing, servicing, administering and collecting any part of the corpus of the Trust and is authorized and empowered to execute other documents relating thereto. The Servicer also has the right, power and authority to designate in writing other persons and entities ("Servicer Designees") as true and lawful attorney's-in-fact for and on behalf of the Trustees and the Trust to do anything that PHH Vehicle Management Services LLC has the power to do under this paragraph. Without limiting the generality of the foregoing, PHH Vehicle Management Services LLC or any Servicer Designee is hereby authorized and empowered by the Trustees and the Trust to execute and deliver, on behalf of the Trustees and the Trust, any and all applications for certificates of title or duplicates of such certificates in the name of the Trust, any and all applications for registrations of vehicles and/or license plates, any and all applications for transfers of certificates of title or registrations for vehicles and/or license plates, any and all other instruments, certificates or other documents which PHH Vehicle Management Services LLC or a Servicer Designee deems necessary or advisable to record, hold or release title to and/or registration of motor vehicles in the name of the Trust. A photocopy or original of this Certificate of Trust shall have the same effect as an original, manually signed and acknowledged Power of Attorney.

                                  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as
                                    Delaware Trustee


                                  By:_______________________________________
                                      Name:
                                      Title:


                                  PHH VEHICLE MANAGEMENT SERVICES LLC,
                                    as UTI Trustee


                                  By:______________________________________
                                      Name:
                                      Title:

                                Acknowledgment

STATE OF DELAWARE         )
                          )  ss.:
COUNTY OF DELAWARE        )

          On this ____ day of June __, 1999, before me personally appeared ____________ _______, who acknowledged himself to be an officer of the above Delaware Trustee and that he, as such officer, being authorized to do so, executed and delivered the foregoing instrument for the purposes therein contained as the free act and deed of said Delaware Trustee, and as his free act and deed as an officer of said Delaware Trustee.

          IN WITNESS WHEREOF, I hereto set my hand and official seal.


                                  __________________________________________
                                                Notary Public


                                  My commission expires:____________________

                                Acknowledgment

STATE OF [MARYLAND]       )
                          )  ss.:
COUNTY OF __________      )

          On this ____ day of June ___, 1999, before me personally appeared _____________ _______, who acknowledged himself to be an officer of the above UTI Trustee and that he, as such officer, being authorized to do so, executed and delivered the foregoing instrument for the purposes therein contained as the free act and deed of said UTI Trustee, and as his free act and deed as an officer of said UTI Trustee.

          IN WITNESS WHEREOF, I hereto set my hand and official seal.


                                  ______________________________________
                                              Notary Public


                                  My commission expires:________________

                                                                     EXHIBIT D
                                                                     ---------


                   REQUIRED REPRESENTATIONS OF A TRANSFEREE
                    OF ANY BENEFICIAL INTEREST IN THE TRUST


          The [transferee] is not and will not become for U.S. federal income tax purposes a partnership, grantor trust, or S corporation unless (i) none of the direct or indirect beneficial owners of any interest in the [transferee] have or ever will have all or substantially all the value of its interest in such [transferee] attributable to the interest of such [transferee] in the Trust and (ii) it is not and will not be a principal purpose of the arrangement involving the transferee to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

          The [transferee] may not acquire nor sell, transfer, assign, participate, pledge, or otherwise dispose of its interest in the Trust, or cause its interest to be marketed, on or through an established securities market.